UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Larimer Street, #246, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by Akerna Corp. (the “Company”) for the purpose of amending Item 9.01 Financial Statements and Exhibits of that certain Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission (“SEC”) on December 29, 2023 (the “Original Form 8-K”) in connection with the completion of the disposition of the Company’s indirect wholly-owned subsidiary Ample Organics Inc. (“Ample”). As indicated in the Original Form 8-K, this Amendment is being filed to provide the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 2.01 Completion of Acquisition of Disposition Agreement

This Amendment supplements the Original Form 8-K filed with the SEC on December 29, 2023, regarding the disposition of Ample. The purpose of this Amendment is to file the unaudited pro forma financial information required by Item 9.01 of Form 8-K.  All other disclosure under Items 1.01 and 2.01 in the Original  Form 8-K remains the same and is hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company, giving effect to the disposition of Ample, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2023 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2022 and for the nine months ended September 30, 2023 and the related notes, are incorporated herein by reference as Exhibit 99.1 hereto.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the dispostion of Ample occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the disposition.

(d) Exhibits.

Exhibit Number	Description
2.1+	Third Amendment to Securities Purchase Agreement by and between the Company, Akerna Canada Ample Exchange and MJ Acquisition Corp. incorporated by reference to Exhibit 2.11 to the Company’s Registration Statement on Form S-4/A as filed with the Commission on December 28, 2023)
10.1+	Share Purchase Agreement by and between Akerna, Akerna Canada Ample Exchange and Wilcompute Systems Group dated December 28, 2023 (incorporated by reference to Exhibit 10.71 to the Company’s Registration Statement on Form S-4/A as filed with the Commission on December 28, 2023)
10.2+	Intellectual Property Purchase Agreement by and between the Company and Ample Organics dated December 28, 2023 (incorporated by reference to Exhibit 10.72 to the Company’s Registration Statement on Form S-4/A as filed with the Commission on December 28, 2023)
10.3+	Collateral Agent Release and Agreement dated December 28, 2023 (incorporated by reference to Exhibit 10.73 to the Company’s Registration Statement on Form S-4/A as filed with the Commission on December 28, 2023)
10.4+	Form of Noteholder Consent and Agreement dated December 28, 2023 (incorporated by reference to Exhibit 10.74 to the Company’s Registration Statement on Form S-4/A as filed with the Commission on December 28, 2023)
10.5+	Release and Consent of MJ Acquisition Corp. dated December 28, 2023 (incorporated by reference to Exhibit 10.76 to the Company’s Registration Statement on Form S-4/A as filed with the Commission on December 28, 2023)
10.6+	Consent and Agreement of MJ Acquisition Corp. dated December 28, 2023 (incorporated by reference to Exhibit 10.75 to the Company’s Registration Statement on Form S-4/A as filed with the Commission on December 28, 2023)
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

+	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material with respect to the proposed transactions between Akerna and Gryphon Digital Mining, Inc. (‘Gryphon”) and between Akerna and MJ Acquisition Corp. In connection with the proposed transactions, Akerna has filed relevant materials with the United States Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that contains a prospectus and a proxy statement. Akerna will mail the proxy statement/prospectus to the Akerna stockholders, and the securities may not be sold or exchanged until the registration statement becomes effective. Investors and securityholders of Akerna and Gryphon are urged to read these materials because they will contain important information about Akerna, Gryphon and the proposed transactions. This Current Report on Form 8-K is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Akerna may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and securityholders may obtain free copies of the documents filed with the SEC on Akerna’s website at www.akerna.com, on the SEC’s website at www.sec.gov or by directing a request to Akerna’s Investor Relations at (516) 419-9915.

This Current Report on Form 8-K is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions, and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Akerna, Gryphon, MJ Acquisition Corp. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Akerna in connection with the proposed transactions. Information about the executive officers and directors of Akerna are set forth in Akerna’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 19, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Akerna, is set forth in the proxy statement/prospectus included in Akerna’s registration statement on Form S-4 as filed with the SEC on May 12, 2023, as last amended on December 28, 2023. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based upon the current expectations of Gryphon and Akerna. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Akerna, Gryphon and MJ Acquisition Co. to consummate the proposed merger or asset sale, as applicable; (iii) risks related to Akerna’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Akerna stockholders and Gryphon stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Akerna’s common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its business plan; (x) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results and (xi) risks related to the Panel not granting additional time for Akerna to regain compliance with the listing rules and Akerna being suspended and delisted from The Nasdaq Capital Market. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Akerna’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, each filed with the SEC, and in other filings that Akerna makes and will make with the SEC in connection with the proposed transactions, including the proxy statement/prospectus described under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Akerna and Gryphon expressly disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 4, 2024	AKERNA CORP.

	By:	/s/ Jessica Billingsley
		Name:	Jessica Billingsley
		Title:	Chief Executive Officer

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